EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2009

LEGAL NAME	JURISDICTION OF INCORPORATION
AIH, Inc.	Delaware
AIHL, LLC	Delaware
Astec America Inc.	Delaware
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Astec International Holdings Limited	Delaware/UK
Astec International Limited	Hong Kong
Astec Advanced Power Systems Ltda.	Brazil
Astec Advanced Power Systems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Agencies Limited	Hong Kong
Astec Custom Power (Hong Kong) Limited	Hong Kong
Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte Ltd	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec Nanjing Design Engineering Company	China
Astec Power Supply (Shenzhen) Company Ltd.	China
Astec Power Inc.	BVI
Astec Power Philippines, Inc.	Philippines
Emerson Network Power - Embedded Power (Vietnam) Co., Ltd.	Vietnam
Emerson Network Power (Vietnam) Design Company Limited	Vietnam
Emerson Network Power - Embedded Computing GmbH	Germany
EMR Holdings Limited	Japan
Stourbridge Holdings (U.K.) Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Ltd.	United Kingdom
Aperture Technologies, Inc.	Delaware
Aperture International Limited	United Kingdom
Aperture Technologies International, Inc.	New York
Applied Concepts, Inc.	Pennsylvania
Artesyn Technologies, Inc.	Florida
Artesyn North America, Inc.	Delaware
Artesyn Cayman LP	Cayman Islands
Artesyn International Ltd.	Cayman Islands
Artesyn Ireland Ltd.	Cayman Islands
Artesyn Technologies Asia Pacific, Ltd.	Hong Kong
Artesyn Delaware, Inc.	Delaware
Artesyn Delaware LLC	Delaware
Artesyn Netherlands B.V.	Netherlands
Artesyn UK Ltd.	United Kingdom
Artesyn Holding GmbH	Austria
Artesyn Austria GmbH	Austria
Artesyn Austria GmbH & Co. KG	Austria
Artesyn Hungary Elektronikai kft	Hungary
Artesyn do Brasil Comercio de Produtos de Conversao de Energia LTDA	Brazil
Artesyn Germany GmbH	Germany
Artesyn Elektronische Gerate Beteiligungs-und Verwaltungs GmbH	Germany
Artesyn GmbH & Co. KG	Germany
Emerson Network Power - Embedded Computing & Power S.A.R.L.	France
Emerson Network Power - Embedded Computing, Inc.	Wisconsin
Artesyn Communication Products Scandinavia AB	Sweden
Artesyn Communication Products UK Ltd.	Scotland
Emerson Network Power - Embedded Computing UK Ltd.	Scotland

LEGAL NAME	JURISDICTION OF INCORPORATION
Bay-Tec Engineering, Inc.	California
B.B.I., S.A. de C.V.	Mexico
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
California Emerson LLC	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
ClosetMaid de Mexico, S.A. de C.V.	Mexico
ClosetMaid North America, Inc.	Delaware
Compania de Motores Domesticos S.A. de C.V.	Mexico
Computational Systems, Incorporated	Tennessee
CSI Technology, Inc.	Delaware
Controles Electromecanicos de Mexico S.A. de C.V.	Mexico
Control Techniques Iberia S.A.	Spain
Cooligy Inc.	Delaware
Daniel Industries, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis France SARL	France
Bettis Holdings, Ltd.	United Kingdom
Bettis UK Ltd.	United Kingdom
Prime Actuator Control Systems Limited	United Kingdom
Prime Actuator Control Systems UK Ltd.	United Kingdom
Dantorque A/S	Denmark
Emerson Process Management Valve Actuation LLC	Delaware
Hytork Controls, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel En-Fab Systems, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Ltd.	United Kingdom
Spectra-Tek UK Ltd.	United Kingdom
Daniel Measurement Solutions Pvt. Ltd.	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Daniel Measurement Services, Inc.	Delaware
Metco Services Limited	United Kingdom
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Ltd.	United Kingdom
Hytork Controls, Inc.	Florida
Hytork Controls Limited	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
DEAS Holdings, Inc.	Delaware
Decision Management International, Inc.	Delaware
Decision Management International, Inc.	Florida
EDAS (I) U.K. Limited	United Kingdom
EDAS (II) U.K. Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
EGS Electrical Group LLC	Delaware

LEGAL NAME	JURISDICTION OF INCORPORATION
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Canada
Easy Heat Ltd.	Canada
EGS Participacoes Ltda.	Brazil
Easy Heat, Inc.	Delaware
Easy Heat Holding B.V.	Netherlands
Easy Heat Europe B.V.	Netherlands
EGS Electrical Group Romania S.R.L.	Romania
EGS Holding S.A.R.L.	France
ATX S.A.	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
GSEG LLC	Delaware
O-Z Gedney Company LLC	Delaware
Electrical Reliability Services, Inc.	California
Emerson Climate Technologies, Inc.	Delaware
Computer Process Controls, Inc.	Georgia
Emerson Retail Services, Inc.	Delaware
Clive Samuels & Associates, Inc.	New Jersey
Emerson Climate Services, LLC	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco Controls AG	Switzerland
Asco Controls B.V.	Netherlands
Asco Mideast B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco/Joucomatic sp. z.o.o.	Poland
Asco/Joucomatic s.r.o.	Czech Republic
Asco Joucomatic ZA BV	Netherlands
ASCO/NUMATICS GmbH	Switzerland
Ascomation Pty. Ltd.	Australia
Asco Numatics Pty. Ltd.	Australia
Asco Valve Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
Asco Numatics (NZ) Limited	New Zealand
Sirai Pty. Ltd.	Australia
Asco AB	Sweden
Asco (India) Limited	India
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
ASCO Power Technologies, L.P.	Delaware
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware

LEGAL NAME	JURISDICTION OF INCORPORATION
ASCO Controls, L.P.	Delaware
ASCO Valve Manufacturing, LLC	Delaware
Ascoval Industria E Commercio Ltda.	Brazil
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons S.A.S.	France
El-O-Matic GmbH	Germany
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies S.A.	Belgium
Emerson Climate Technologies s.a.r.l.	France
Emerson Climate Technologies S.r.L.	Italy
Emerson Dietzenbach GmbH	Germany
Emerson Electric GmbH	Germany
Emerson Electric GmbH & Co. OHG	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Motores U.S. de Mexico, S.A. de C.V.	Mexico
U.S.E.M. de Mexico S.A. de C.V.	Mexico
Emerson Europe S.A.	France
Asco Joucomatic S.A.	France
Asco Joucomatic GmbH	Germany
Asco Numatics S.p.A.	Italy
Fluidocontrol S.A.	Spain
Joucomatic S.A.	Belgium
Sotrac S.r.l.	Italy
Company Financiere de Chausey, SA	France
Emerson Network Power Energy Systems S.A.	France
Emerson Energy Systems EURL	France
Francel S.A.	France
Leroy-Somer S.A.	France
Bertrand Polico SAS	France
Comercial Leroy-Somer Ltda.	Chile
Constructions Electriques DeBeaucourt SAS	France
ESO S.A.S	France
ABME SARL	France
BEI Roanne SARL	France
BEI SARL	France
Belzon et Richardot SARL	France
Cargnelli SAS	France
Cocard SARL	France
DME SARL	France
EMC SARL	France
Houssin SARL	France
Lorraine Service SARL	France
Maintenance Industrie Service Provence SARL	France
MEZIERES SARL	France
Michel SARL	France
MIS Rennes SARL	France
MIS SARL	France
MIS SIBE SARL	France
MIS SPIRE SARL	France
Navarre Services SARL	France
OES SARL	France

LEGAL NAME	JURISDICTION OF INCORPORATION
Oury SARL	France
Paillet Service SARL	France
Prevost SARL	France
Radiel Bobinage SARL	France
Silvain SARL	France
Sorem SARL	France
Sud Maintenance SARL	France
Suder SARL	France
Wieprecht CF SARL	France
Wieprecht Rodez SARL	France
Etablissements Trepeau SAS	France
Girard Transmissions SAS	France
I.M.I Kft	Hungary
La Francaise de Manutention SAS	France
Leroy-Somer Denmark A/S	Denmark
Leroy-Somer Elektomekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy-Somer Iberica S.A.	Spain
Teilsa Servicios, S.L.	Spain
Leroy-Somer Ltd.	Greece
Leroy-Somer Limited	United Kingdom
Leroy-Somer Marbaise GmbH	Germany
Leroy-Somer Motores E Sistemas Electro Mecanicas CDA	Portugal
Leroy-Somer B.V.	Netherlands
Leroy-Somer Norden AB	Sweden
Leroy-Somer Norge A/S	Norway
Leroy-Somer NV	Belgium
Muyle Electro-Machinery SA	Belgium
Leroy-Somer Finland OY	Finland
Leroy-Somer (Pty) Ltd. (South Africa)	South Africa
Leroy-Somer (Pty) Ltd.	Australia
Leroy-Somer S.E.A. Pte. Ltd.	Singapore
Leroy-Somer SA	Switzerland
Leroy-Somer S.p.A.	Italy
E.M.S. Elettro Multi Service Srl	Italy
M.L.S. Holice spol. s.r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International, Inc.	Delaware
Moteurs Leroy-Somer S.A.	France
Moteurs Patay SAS	France
Societe Anonyme de Mecanique et D’outillage du Vivarais S.A.	France
Societe Confolentaise de Metallurgie SAS	France
Societe de Mecanique et D’Electrothermie des Pays de L'Adour SAS	France
Emerson Network Power SA	France
Ridgid France SAS	France
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
epro GmbH	Germany
Emerson Process Management Ltda.	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co.	Germany
Emersub LXXXIV, Inc.	Delaware
Emerson Process Management, S.A. de C.V.	Mexico
Emersub LXXXVI, Inc.	Delaware
Marbaise Hanlo LS GmbH	Germany
Ridge Tool GmbH	Germany

LEGAL NAME	JURISDICTION OF INCORPORATION
Ridge Tool GmbH & Co. OHG	Germany
RIDGID Peddinghaus Werkzeug GmbH	Germany
Rosemount Inc.	Minnesota
Control Techniques - Americas, Inc.	Delaware
Control Techniques - Americas LLC	Delaware
Fincor Holding, LLC	Delaware
Dieterich Standard, Inc.	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson EAD	Bulgaria
Emerson LLC	Azerbaijan
Emerson LLC	Ukraine
Emerson LLP	Kazakhstan
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Process Management sp. z.o.o.	Poland
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
FR af 13.august 1999 A/S	Denmark
Emerson Process Management Power and Water Solutions Sp. z.o.o.	Poland
Emerson Process Management Asia Pacific Pte Ltd.	Singapore
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management (Shanghai) International Trading Co. Ltd.	China
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Emerson Process Management (India) Pvt. Ltd.	India
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management, S.L.	Spain
Emerson Process Management Oy	Finland
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Xomox Uruguay S.A.	Uruguay
Emerson Power Transmission Corporation	Delaware
Emerson Chain, Inc.	Delaware
Emerson Power Transmission Drives and Components, Inc.	Delaware
Emerson Power Transmission Manufacturing	Missouri
Emerson Power Transmission Ithaca, Inc.	Delaware
Rollway Bearing International Ltd.	Delaware
Rollway Bearing N.V.	Belgium
EPT Investments, Inc.	Delaware
McGill Manufacturing Company, Inc.	Indiana
Emerson Power Transmission Bearings, Inc.	Delaware
Liebert Corporation	Ohio
Alber Corp.	Florida
Atlas Asia Limited	Hong Kong
Emerson Network Power Software (Shenzhen) Co., Ltd.	China
Emerson Network Power Australia Pty. Ltd.	Australia
Atlas Air Australia Pty. Ltd.	Australia
Emerson Network Power (Hong Kong) Limited	Hong Kong
Wuhan Liebert Computer Power Support System Limited	China
Emerson Network Power (India) Private Limited	India

LEGAL NAME	JURISDICTION OF INCORPORATION
Leroy Somer India Private Limited	India
Emerson Network Power, Liebert Services, Inc.	Delaware
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn. Bhd.	Malaysia
Knuerr Pte. Ltd.	Singapore
Spectra Systems Sdn Bhd	Malaysia
Emerson Network Power Surge Protection, Inc.	New York
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Liebert Field Services, Inc.	Delaware
Liebert North America, Inc.	Delaware
Liebert Property Holdings, LLC	Delaware
Liebert Tecnologia Ltda.	Brazil
Micro Motion, Inc.	Colorado
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty., Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
Ridgid, Inc.	Delaware
Ridgid Italia Srl	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico, S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emermex S.A. de C.V.	Mexico
Emerson Arabia, Inc.	Delaware
Emersub 4 LLC	Delaware
Emerson Capital (Canada) Corporation	Canada
Emerson Climate Technologies Mexico S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson Technology Service (Shenzhen) Co.	China
Emerson Electric II, C.A.	Venezuela
Emerson Electric de Colombia Ltda.	Colombia
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Ltd.	Bermuda
Emersub Treasury Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Co. (India) Private Ltd.	India
Westinghouse Electric Private Ltd. (Mauritius)	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar ASA	Norway
CorrOcean Mareco AS	Norway
Corrocean Srl	Italy
PolyOil Ltd.	United Kingdom
RFM Holding AS	Norway
Roxar do Brasil Ltda.	Brazil
Roxar Flow Measurement AS	Norway
Roxar Flow Measurement Inc.	Texas
Roxar Flow Measurement Ltd.	United Kingdom
Roxar Flow Measurement Sdn Bhd	Malaysia
Roxar International AS	Norway

LEGAL NAME	JURISDICTION OF INCORPORATION
Roxar Nigeria Ltd.	Nigeria
Roxar Pty Ltd.	Australia
Roxar Saudi Company	Saudi Arabia
Roxar Holding AS	Norway
Energy Scitech Ltd.	United Kingdom
Roxar Xworks AS	Norway
RSS Software Holding AS	Norway
Roxar Canada Ltd.	Canada
Roxar de Mexico S.A. de C.V.	Mexico
Roxar de Venezuela SA	Venezuela
Roxar Inc.	Texas
Roxar Ltd.	United Kingdom
Roxar Maximum Reservoir Performance WLL	Bahrain
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Software Solutions AS	Norway
Roxar Strategic Staffing S.A. de C.V.	Mexico
Roxar Vietnam Company Ltd.	Vietnam
Alco Controls spol. s.r.o.	Czech Republic
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Damcos Holding A/S	Denmark
Damcos A/S.	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
Electrische Apparantenfabriek Capax B.V.	Netherlands
Emerson a.s.	Slovakia
Emerson LLC	Russia
Emerson S.R.L.	Romania
Emerson Climate Technologies, s.r.o.	Czech Republic
Emerson Electric spol. s.r.o.	Czech Republic
Emerson Network Power Pakistan (Private) Limited	Pakistan
Emerson Network Power (Vietnam) Co. Ltd.	Vietnam
Emerson Process Management B.V.	Netherlands
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
EMRSN HLDG B.V.	Netherlands
Emerson Network Power B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Fisher Rosemount Temperature B.V.	Netherlands
Fusite, B.V.	Netherlands
Ortrud Verwaltungsgesellschaft mbH	Germany
Knurr-Holding GmbH	Germany
Knurr AG	Germany
Knurr AB	Sweden
Knurr AG	Switzerland
Knurr AG & Co. Grundbesitz OHG	Germany
Knurr BV	Netherlands
Knurr Electronics GmbH	Germany
Knurr Electronics GmbH & Co. Grundbesitz OHG	Germany
Knurr-Ercotec GmbH & Grundstucksverwaltung KG	Germany
Knurr Electronics (Shanghai) Co. Ltd.	China
Knurr Holding Ltda.	Brazil
Knuerr Ltda.	Brazil

LEGAL NAME	JURISDICTION OF INCORPORATION
Knurr Innovation GmbH	Germany
Knurr Ltd.	United Kingdom
Knurr Lommatec Mechanik fur die Elektronik Beteiligungs und Verwaltungs GmbH	Germany
Knurr s.a.r.l.	France
Knurr s.r.o.	Czech Republic
Knurr Technical Furniture GmbH	Germany
Knurr-Ercotec GmbH	Germany
Knurr International GmbH	Germany
Therm-O-Disc Europe B.V.	Netherlands
Therm-O-Disc (Vietnam) Co., Ltd.	Vietnam
Emerson Electric Puerto Rico, Inc.	Delaware
Emerson Puerto Rico, Inc.	Delaware
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Finance LLC	Delaware
Emerson Global Finance Company	Missouri
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Energy Systems, North America, Inc.	Delaware
Emerson Network Power Exportel, S.A. de C.V.	Mexico
Emerson Network Power, Inc.	Texas
Emerson Sice S.r.l.	Italy
Branson Ultrasuoni S.r.l.	Italy
CDZ.T s.r.l.	Italy
Dixell S.p.A.	Italy
Emerson Network Power Holding S.r.l.	Italy
Emerson Network Power S.r.l.	Italy
Emerson Network Power Sp. Z.o.o.	Poland
Liebert Hiross Holding GmbH	Germany
Emerson Network Power GmbH	Germany
Emerson Network Power Kft.	Hungary
Emerson Process Management S.r.l.	Italy
Sirai Elettromeccanica s.r.l.	Italy
System Plast S.p.A.	Italy
System Plast GmbH	Germany
System Plast International BV	Netherlands
System Plast, LLC	North Carolina
SPPA LLC	Pennsylvania
Solus Industrial Innovations, LLC	Delaware
Solus Industrial Innovations BV	Netherlands
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
System Plast Ltd.	United Kingdom
System Plast Ltda.	Brazil
System Plast S.A.	France
Target Mold s.r.l.	Italy
Emerson Telecommunication Products, LLC	Delaware
JTP Industries, Inc.	Delaware
Dura-Line Espana, S.L.	Spain
Dura-Line Iberia, S.L.	Spain
Dura-Line Limited	United Kingdom
OOO Dura-Line	Russia
Emerson Network Power Connectivity Solutions, Inc.	Delaware
Emerson Electronic Connector and Components do Brasil, Ltda.	Brazil
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
LoDan de Mexico S.A. de C.V.	Mexico
LoDan West do Brasil, Ltda.	Brazil
O.O.O. Viewsonics	Russia
Stratos International, Inc.	Delaware

LEGAL NAME	JURISDICTION OF INCORPORATION
Advanced Interconnection Technology LLC	Delaware
Paracer, Inc.	Delaware
Rapidwerks LLC	Delaware
Sterling Holding Company	Delaware
Quality Components, Inc.	Delaware
Semflex, Inc.	Delaware
Swiss Precision Products, Inc.	Delaware
TQ Management Corporation	Delaware
Trompeter Electronics, Inc.	Delaware
STRATOS Lightwave, LLC	Delaware
Stratos Lightwave-Florida Incorporated	Delaware
Stratos Limited	United Kingdom
Stratos Lightwave UK Limited	United Kingdom
Tsunami Optics, Inc.	California
Viewsonics do Brasil, Ltda.	Brazil
Vitelec Electronics Ltd.	United Kingdom
Engineered Endeavors, Inc.	Delaware
Engineered Endeavors do Brasil, Ltda.	Brazil
Engineered Endeavors do Brasil Servicos Ltda.	Brazil
Northern Technologies, Inc.	Idaho
Emerson Venezuela C.A.	Venezuela
Emerson Ventures Inc.	Delaware
Emerson WFC, Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 13 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub LII, Inc.	Delaware
Emersub XCI, Inc.	Delaware
Emersub Italia Srl	Italy
International Gas Distribution S.A.	Luxembourg
O.M.T Officina Meccanica Tartarini S.r.l.	Italy
Fisher Process Srl	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Copeland Korea, Inc.	Korea
EMR Manufacturing (M) Sdn Bhd	Malaysia
Emerson Appliance Solutions (Shenzhen) Co., Ltd.	China
Emerson Argentina S.A.	Argentina
Emerson Climate Technologies Australia Pty Ltd.	Australia
Emerson DHC B.V.	Netherlands
Emerson Electric (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Trident Powercraft Private Limited	India

LEGAL NAME	JURISDICTION OF INCORPORATION
Emerson d.o.o.	Croatia
Emerson Electric Canada Limited	Canada
Emerson Electric Chile Ltda.	Chile
Emerson Electric de Mexico S.A. de C.V.	Mexico
Ascotech, S.A. de C.V.	Mexico
Emerson Electric do Brasil Ltda	Brazil
Emerson Comercio em Tecnologia de Climatizacao Ltda	Brazil
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
Emerson (China) Motor Co. Ltd.	China
Emerson Process Management Co. Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co. Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Research & Development Co., Ltd.	China
Emerson Electric (Shenzhen) Co., Ltd.	China
Emerson eResource (Xi'an) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery & Equipment (Shenzhen) Co. Ltd.	China
Emerson Network Power (Xi'an) Co., Ltd.	China
Emerson Network Power Connectivity Solutions (Shanghai) Co., Ltd.	China
Emerson Network Power Co., Ltd. (f/k/a/ Avansys)	China
Emerson Power Transmission (Zhangzhou) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co. Ltd.	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Leroy Somer Electro-Technique (Fuzhou) Co., Ltd.	China
Emerson Network Power (Jiangmen) Co., Ltd.	China
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z.o.o.	Poland
FZN Marbaise LS Sp. z.o.o.	Poland
Emerson Energy Systems Sdn Bhd	Malaysia
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden
Emerson Network Power Energy Systems AB	Sweden
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
SF-Control OY	Finland
Emerson Network Power del Peru S.A.C.	Peru
Emerson Network Power Limited	Nigeria

LEGAL NAME	JURISDICTION OF INCORPORATION
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Network Power (South Africa) (Pty) Ltd	South Africa
Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.	Mexico
Emerson Network Power, S. A.	Spain
Jaure, S.A.	Spain
Emerson Process Management Costa Rica S.R.L.	Costa Rica
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
PI Components NV	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson Sistemas de Energia Ltda.	Brazil
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
ClosetMaid Reynosa S. de R.L. de C.V.	Mexico
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement & Control, S. de R.L. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emerson Electronic Connector and Components, S.A. de C.V.	Mexico
Emerson Network Power Embedded Computing, S. de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Intermetro de Mexico, S. de R.L. de C.V.	Mexico
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Ltd.	United Kingdom
Control Techniques GmbH	Germany
Reta Anlagenbau GmbH	Germany
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques Australia Pty Ltd.	Australia
Control Techniques Bermuda Limited	Bermuda
Control Techniques Drives Limited	United Kingdom
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reed & Company Limited	United Kingdom
Control Techniques Southern Africa (Pty.) Limited	South Africa
Control Techniques SpA	Italy
Control Techniques Worldwide BV	Netherlands
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques China Pte. Ltd.	Hong Kong
Control Techniques AS	Denmark
Control Techniques Endustriyel Control Sistemieri Sanayii Ve Ticaret A.S.	Turkey
Control Techniques India Limited	India
Control Techniques Elpro Automation Limited	India
DriveShop Limited	United Kingdom
Electric Drives Limited	Ireland
Electric Drives Manufacturing Ltd.	Ireland
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom

LEGAL NAME	JURISDICTION OF INCORPORATION
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Limited	United Kingdom
Joucomatic Controls Ltd.	United Kingdom
Sotrac Limited	United Kingdom
Temple Instruments Ltd.	United Kingdom
Bristol Babcock Limited	United Kingdom
Computational Systems Limited	United Kingdom
Copeland Ltd.	United Kingdom
CSA Consulting Engineers, Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
BannerScientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserve Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Network Power Limited	United Kingdom
Hiross Limited	United Kingdom
Liebert Swindon Ltd.	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Network Power Connectivity Solutions Limited	United Kingdom
Midwest Microwave Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
F-R Properties (UK) Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Emerson Process Management Services Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Ltd.	United Kingdom
Fisher Governor Company Ltd.	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Mobrey Overseas Sales Limited	United Kingdom
Mobrey S.A./N.V.	Belgium
Mobrey Sp. Z.o.o.	Poland
Mobrey SA	France
Mobrey Limited	United Kingdom
Oaksmere Refrigeration Design & Consultancy Limited	United Kingdom
Pactrol Controls Limited	United Kingdom
S R Drives Manufacturing Limited	United Kingdom
Switched Reluctance Drives Limited	United Kingdom
Reluctance Motors Limited	United Kingdom
F-R Technologias de Flujo, S.A. de C.V.	Mexico
Fisher-Rosemount Peru S.A.C.	Peru
Motores Reynosa, S.A. de C.V.	Mexico
Motoreductores U.S., S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel

LEGAL NAME	JURISDICTION OF INCORPORATION
Rey-Lam, S. de R.L. de C.V.	Mexico
Rotores S.A. de C.V. Rotores S.A. de C.V.	Mexico
Saab Rosemount Marine Korea Co., Ltd.	Korea
Termotec de Chihuahua S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran CJSC	Russia
Metran-Export CJSC	Russia
Firma Metran LLC	Russia
Metran Sensor LLC	Russia
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Emerson Process Management New Zealand Limited	New Zealand
Emerson Process Management China Ltd.	Hong Kong
Fisher Controls De Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co. Ltd.	Japan
Fisco Ltd. (Fisco Kabushiki Kaisha)	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Dominicana, S.A.	Dominican Republic
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Emerson Process Management S.A.S.	France
Emerson Process Management, Lda	Portugal
Fiberconn Assemblies Morocco S.A.R.L.	Morocco
Fusite Corporation	Ohio
Emerson Japan Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
TopWorx UK Limited	United Kingdom
TopWorx PTE Ltd.	Singapore
Twist-Set Controls (Proprietary) Limited	South Africa
TopWorx IC-Disc, Inc.	Delaware
Globe Acquisition Corporation	Delaware
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company, LLC	Missouri
Kato Engineering Inc.	Delaware
Knaack LLC	Delaware
Kop-Flex, Inc.	Delaware
Kop-Flex Canada Limited	Canada
Lionville Systems, Inc.	Pennsylvania
Flo Healthcare Solutions, LLC	Georgia
Med-Dispense, L.P.	Delaware
Metaloy, Inc.	Massachusetts
Metropolitan International, Inc.	Nevada
InterMetro Industries Corporation	Nevada
InterMetro Industries Corporation	Delaware
InterMetro Industries B.V.	Netherlands
Metro Industries, Inc.	Nevada
Metropolitan Wire (Canada) Ltd.	Canada

LEGAL NAME	JURISDICTION OF INCORPORATION
Metropolitan Wire Corporation	Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
Numatics, Incorporated	Michigan
Asco Numatics (Taiwan) Co., Ltd.	Taiwan
Numatics de Mexico, S.A. de C.V.	Mexico
Numatics GmbH	Germany
Numatics Limited	United Kingdom
Ultra Air Products, Inc.	Michigan
PC & E, Inc.	Missouri
ProTeam, Inc.	Idaho
ProTeam (China) Limited	China
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America, Inc.	Texas
TAG, Inc.	Delaware
Emersub 6 LLC	Delaware
The Automation Group, L.P.	Texas
Termocontroles de Juarez S.A. de C.V.	Mexico
The Sulton Company, Inc.	Delaware
Tescom Corporation	Minnesota
Tescom, LLC	Minnesota
Hankuk Tescom Ltd.	Korea
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware
Transmisiones de Potencia Emerson S.A. de C.V.	Mexico
Wiegand S.A. de C.V.	Mexico